SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                             MMA PRAXIS MUTUAL FUNDS
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2.    Aggregate number of securities to which transaction applies:

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3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.    Proposed maximum aggregate value of transaction:

      ..........................................................................

5.    Total fee paid:

      ..........................................................................

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            NOTICE OF SPECIAL MEETING
                             OF THE SHAREHOLDERS OF

                           MMA PRAXIS CORE STOCK FUND

      Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of all of the classes of MMA Praxis Core Stock Fund (the "Fund"), a series of MMA Praxis Mutual Funds (the "Trust"), will be held on December 22, 2005 at 10:00 a.m. Eastern Time at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, for the following purpose:

Proposal:   To approve or disapprove a sub-advisory agreement between Menno
            Insurance Service, Inc. d/b/a MMA Capital Management, the Fund's investment adviser, and Davis Selected Advisers, L.P.

      The Board of Trustees recommends that you vote in favor of the Proposal.

      Please read the enclosed proxy statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed proxy statement.

      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

      In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

      Shareholders of record at the close of business on November 21, 2005 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

                                            By Order of the Board of Trustees,

                                            /s/ John L. Liechty
                                            ------------------------------------
                                            John L. Liechty
                                            President, MMA Praxis Mutual Funds

November 29, 2005

                             MMA PRAXIS MUTUAL FUNDS

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                           MMA PRAXIS CORE STOCK FUND
                                  (the "Fund")

                                 PROXY STATEMENT
                                November 29, 2005

      This Proxy Statement provides you with information you should review before voting on the Proposal listed in the Notice of Special Meeting for the Fund, which is a series of MMA Praxis Mutual Funds (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December 22, 2005 at 10:00 a.m. Eastern Time at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and, if the Meeting is adjourned or postponed, at any adjournment or postponement thereof.

Solicitation of Proxies

      This Proxy Statement is being solicited by the Board on behalf of the Trust. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about November 29, 2005.

      The appointed proxies will vote in their discretion on any other business that properly comes before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

      Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Trust's annual and semi-annual reports. Copies of the reports are available without charge upon request to the Trust by calling 1-800-9-PRAXIS (1-800-977-2947) or by writing to the Trust at the above address.

                                    PROPOSAL

                        APPROVAL OF THE NEW SUB-ADVISORY
                  AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P.

General Overview

      The Board is proposing that the Fund's investment adviser, Menno Insurance Service, Inc. d/b/a MMA Capital Management ("MMA"), enter into a sub-advisory agreement with Davis Selected Advisers, L.P. ("Davis Advisers") relating to management of the Fund's investments (the "Agreement"). At a meeting of the Board held on October 28, 2005, the Agreement was approved unanimously by the Board, including all of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any party to this Agreement (the "Independent Trustees"). The effectiveness of the Agreement on behalf of the Fund is subject to approval by the shareholders of the Fund.

      After an extensive review of potential equity portfolio managers, MMA recommended to the Board on October 28, 2005 that Davis Advisers be engaged to provide sub-advisory services to the Fund. Davis Advisers was selected from an initial review of approximately 45 investment managers, based on MMA's consideration of Davis Advisers' performance history, investment expertise, experience, and relative fee levels. After reviewing all of the information provided by Davis Advisers and details regarding the selection process and arms-length negotiations employed by MMA in recommending Davis Advisers, the Board determined to ask shareholders of the Fund to approve the Agreement between MMA and Davis Advisers at the Meeting.

      The Agreement must be voted upon by the shareholders of the Fund. The Agreement is expected to take effect on January 2, 2006, following shareholder approval of the Agreement. If approved by shareholders of the Fund, the Agreement is expected to remain in effect through January 1, 2007, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Independent Trustees.

Description of the Agreement

Generally. Under the Agreement, Davis Advisers would provide investment sub-advisory services with respect to the Fund. Subject to the supervision of the Board and MMA, Davis Advisers would assist MMA in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all assets of the Fund, exclusive of corporate notes issued by MMA Community Development Investment, Inc. (the "CDI Notes") purchased by the Fund at the direction of MMA in recognition of the Fund's criteria for socially responsible investing and all equity index futures purchased by the Fund at the direction of MMA in consideration of the Fund's investments in the CDI Notes (together, the "Excluded Assets"). Consistent with relevant guidelines established by the Board, no more than 3% of the Fund's net assets may be invested in the CDI Notes.

      In accordance with the Agreement, Davis Advisers may, subject to MMA's review, determine the securities and investments to be purchased, sold or retained by the Fund, other than the Excluded Assets, and Davis Advisers may place orders directly with the issuer or any broker or dealer for such securities and investments. Davis Advisers will provide services under the Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's currently effective prospectus and statement of additional information, the Trust's Declaration of Trust and By-laws, each as amended from time to time, and resolutions of the Board applicable to the Fund.

      Consistent with the terms of the Agreement, Davis Advisers may select broker-dealers in its discretion, and is not obligated to deal with any broker or group of brokers in executing portfolio transactions for the Fund. In selecting broker-dealers, Davis Advisers will generally seek the best combination of net price and execution, and may consider other factors, including relative commission levels, transaction charges, timing, aggregated trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur. Davis Advisers may also consider the research resources, as well as the execution capability, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides (i) important information concerning a company, (ii) introductions to key company officers, (iii) industry and company conferences, and (iv) other value added research services. Davis Advisers may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged for effecting the same transactions, if Davis Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided. Research services furnished by brokers through which Davis Advisers effects securities transactions on behalf of the Fund may be used by Davis Advisers in servicing other accounts in addition to, or in lieu of, the Fund's account.

      The Agreement does not prevent Davis Advisers or its affiliates from acting as investment adviser or manager for any other investment companies and other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, provided that the provision of such services to other clients does not impair the provision of services under the Agreement. The Agreement does not in any way bind or restrict Davis Advisers or its affiliates from buying, selling or trading any securities for their own accounts or for the accounts of others on whose behalf Davis Advisers or its affiliates may be acting, so long as it continues to be the policy and practice of Davis Advisers not to favor or disfavor any client or class of clients in the allocation of investment opportunities.

      The Agreement provides that for the services to be rendered by Davis Advisers to the Fund, Davis Advisers will be entitled to a fee, computed daily and payable monthly, calculated at the annual rate of 0.45% of the Fund's average daily assets up to and including $100 million, 0.40% of the Fund's average daily net assets from $100 million up to and including $500 million, and 0.35% of the Fund's average daily net assets over $500 million. For purposes of calculating the fee payable to Davis Advisers, the "average daily assets" of the Fund does not include the Excluded Assets. The Agreement further provides that Davis Advisers will pay all expenses incurred by it in connection with its activities under the Agreement, other than the cost of securities, commodities and other investments (including brokerage commissions and transaction charges) purchased by Davis Advisors for the Fund.

      Under the Agreement, Davis Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Davis Advisers in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. In addition, the Agreement provides, generally, that Davis Advisers will indemnify the Trust for losses arising out of a breach by Davis Advisers of any provision of this Agreement or any wrongful action by Davis Advisers.

      Subject to shareholder approval, the Agreement shall take effect on January 2, 2006. Unless sooner terminated, the Agreement shall continue until January 1, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable at any time without penalty, on 60 days' notice, by MMA, Davis Advisers or by the Board or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the management agreement between MMA and the Trust.

      The form of the Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

Information About Davis Advisers

      Davis Advisers is organized as limited partnership under the laws of the State of Colorado. The main offices of Davis Advisers are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706, and 609 Fifth Avenue, 11th Floor, New York, NY 10017. The firm traces its roots to Wall Street investor, Shelby Cullom Davis, a leading financial advisor to governors and U.S. presidents. In 1969, his son, Shelby M.C. Davis, the former head of equity research at The Bank of New York, founded Davis Advisers with the aim to offer his father's investment discipline to a greater diversity of investors. Today, the firm has over 250 employees, including 20 investment professionals.

      As of September 30, 2005, Davis Advisers managed over $65 billion of assets, comprised primarily of large cap equities, multi cap equities, REITs, financial stocks, and convertible securities. Davis Advisers offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships. The Davis family, directors and employees have more than $2 billion of their own money invested side by side with clients in the various mutual funds managed by Davis Advisers.

      Davis Advisers is an independent, employee-owned money management firm. On December 31, 2000, Christopher Cullom Davis became CEO and General Partner of Davis Advisers, reflecting a long-term succession plan between father and son. Mr. Davis' office is located at 609 Fifth Avenue, 11th Floor, New York, New York 10017. In addition, Davis Investments, LLC, located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a general partner of Davis Advisers. As a limited partnership, Davis Advisers does not have directors or officers. The executive officers and directors of Davis Investments, LLC, however, serve in equivalent functions. Appendix 1 to this Proxy Statement sets forth information regarding the principal executive officers and directors of Davis Investments, LLC.

      During the Fund's last fiscal year, neither Davis Advisers nor any affiliate of Davis Advisers, including the affiliated broker of Davis Advisers, received any fees, commissions or other payments from the Fund.

      Appendix 2 sets forth information regarding other investment companies advised by Davis Advisers that have investment objectives similar to the investment objectives of the Fund.

Evaluation of the Sub-Advisory Relationship by the Board

      As the Fund's investment adviser, MMA is responsible for monitoring the investment sub-advisory services provided to the Fund, and in that role MMA has implemented guidelines for monitoring and evaluating investment sub-advisers which are designed to identify and retain superior managers and remove underperforming managers. Based upon these guidelines, MMA has provided detailed information on the Fund's performance compared to that of various performance-related benchmarks as well as other mutual funds with similar investment mandates at several recent Board meetings. At a Board meeting on February 24, 2003, the Board adopted these guidelines as the Trust's Investment Manager Selection and Continuation Policy (the "Policy"). This Policy provides criteria by which the Board monitors and evaluates the Trust's investment managers, including consideration of a manager's (i) portfolio management team, including its experience level, personnel turnover rate, compensation incentives and the day-to-day staffing of the portfolio management team, (ii) investment performance and style consistency, (iii) size and stability, including information concerning the manager's asset growth and ability to weather market downturns, (iv) cost structure and fees, and (v) commitment to adhering to the Trust's socially responsible investing policy.

      MMA initially screened potential sub-advisers for long-term risk adjusted investment performance. Utilizing a reliable, independent, third-party database, the initial screening yielded roughly 45 potential candidates, and the field was subsequently narrowed to 17, 10 and then 3 firms, after careful scrutiny of each firm's investment processes and personnel. The final three firms were invited to MMA's offices on October 13, 2005 to personally address a selection committee consisting of senior management of MMA, an Independent Trustee of the Fund, and external consultants. Thereafter, consistent with the Policy, the selection committee rated each of the firms based on the following specific criteria: investment process, risk-adjusted performance, style consistency, performance consistency, socially responsible investing capability, sell discipline, Fund marketability, fees, marketing support, cultural fit, firm depth and portfolio management depth. In assessing the merits of each firm, the selection committee noted that Davis Advisers has demonstrated the ability to consistently generate returns in excess of its benchmark at low risk superior to the two other firms under consideration and to most of its peers. The committee was unanimous in recommending Davis Advisers to the Board as sub-adviser to the Fund based, in particular, on the relative strength of the firm's investment process, risk-adjusted performance record, strategies for Fund marketability, portfolio management depth and cultural fit.

      The Board met on October 28, 2005 to review and consider, among other things, the Agreement. In determining whether to approve the Agreement and to recommend its approval to shareholders, the Board, including all of the Independent Trustees, considered various materials and information provided by MMA and Davis Advisers to the Board in advance of the meeting, including information regarding the selection process as outlined above. At the meeting, representatives of Davis Advisers gave an oral presentation to the Board, and the Board had the opportunity to ask questions and request additional information from MMA and Davis Advisers. In considering whether to approve the Agreement, the Board, including the Independent Trustees advised by independent legal counsel, gave weight to the following factors, among others:

      o The Board considered the benefits to shareholders of engaging Davis Advisers as a sub-adviser to the Fund, in light of the nature, extent and quality of the services to be provided by Davis Advisers. Pursuant to the Agreement, Davis Advisers would be obligated to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board concluded that the nature and extent of services to the Fund appeared consistent with Davis Advisers' experience and obligations to other investment companies. With respect to the quality of services, the Board considered, among other things, the organizational depth and stability of the firm, noting that the firm had over 35 years of investment management experience. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board also considered information pertaining to the organizational structure, senior management, and investment operations of Davis Advisers. Finally, the Board noted the information provided regarding Davis Advisers' attention to compliance policies and procedures.

      o The Board reviewed information about the Fund's historical performance, noting that the average annual returns (gross and net) for the Fund for the last one, three, and ten years ending September 30, 2005 were lower than those of the Fund's benchmark, the S&P 500 Index. In contrast, the Board received and considered information regarding the performance of other investment companies managed by Davis Advisers utilizing an investment style and strategy similar to that proposed by the Fund, noting that Davis Advisers had generally outperformed the S&P Index over the same time periods and, in fact, demonstrated strong historical performance against the S&P Index since the firm's inception in 1969.

      o The Board considered that the sub-advisory fees payable by MMA to Davis Advisers under the Agreement exceeded the fees proposed by the other two firms considered in the final stages of the sub-advisory selection process. In this regard, however, the Board noted that the fee schedule under the Agreement was consistent with the fees charged by Davis Advisers to other investment companies of similar size and with a similar investment strategy, and that MMA had engaged in arms-length negotiations in convincing Davis Advisers to reduce their fees from those originally proposed. The Board also noted that, historically, the consistency with which Davis Advisers generated returns in excess of its benchmark at low risk justified the differential in fee rates. The Board noted that the sub-advisory fees would be paid by MMA and not by the Fund, and that there was no proposed increase in the contractual advisory fee payable by the Fund to MMA. However, the Board also noted that, in conjunction with recommending Davis Advisers to the Board, MMA had requested that the voluntary expense caps that limit the fees MMA actually receives from the Fund be raised in light of the additional expense to MMA of a sub-adviser. The Board was provided with information regarding the expense ratios of other similar funds indicating the relatively average to low expense ratio of the Fund, even with the increase in the voluntary expense caps. Finally, the Board considered that the initial term of the Agreement was limited to one year. Based on the quality of service that the Board expects Davis Advisers will provide to the Fund, the determination that the overall expense ratio of the Fund is average to low in comparison to its peers and the relatively short initial contractual term, the Board concluded that the sub-advisory fees under the Agreement are reasonable.

      o The Board reviewed information regarding the profitability to be realized by Davis Advisers and its affiliates from the relationship with the Fund. In reviewing the level of profitability, the Board noted Davis Advisers' representation that the profitability of its operations with respect to the Fund would be substantially similar to that of other clients for which the firm serves as sub-adviser, and that, historically, the risk-return analysis of Davis Advisers' past performance supported the fees charged. The Board considered this profitability information in assessing the overall reasonableness of the fee structure in view of the nature, quality and extent of the services to be provided.

      o The Board assessed potential "fall-out" or ancillary benefits to Davis Advisers and its affiliates as a result of the relationship with the Fund, including soft dollar arrangements. The Board received information that Davis Advisers does not use client commission "soft dollars" to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; or (iii) third-party research services. If Davis Advisers determines to purchase such services, it pays for them using its own resources. The Board considered that Davis Advisers' portfolio managers may take into account the research noted resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions for the Fund may be directed to a brokerage firm which provides (i) important information concerning a company, (ii) introductions to key company officers,
            (iii) industry and company conferences, and (iv) other value added research services to Davis Advisers. In this regard, the Board determined that Davis Advisers' best execution and soft dollar policies and procedures were adequate to address any potential conflicts of interest.

      o The Board received and considered comparative information regarding fees charged to other investment companies by Davis Advisers. Appendix 2 contains a synopsis of this information. The Board also received information regarding the commission rates and other charges generally paid by clients of Davis Advisers. The Board noted that Davis Advisers anticipates that the Fund will pay commission rates and transaction charges comparable to that of the firm's other clients. While recognizing that other factors, such as profitability, bear on the reasonableness of fees, the Board was satisfied with the fee to be charged under the Agreement.

      Based upon its evaluation, the Board concluded that MMA's engagement of Davis Advisers would provide the Fund with access to high quality management and sub-advisory services and capabilities, and that the provision of sub-investment advisory services by Davis Advisers is in the best interests of the Fund. The Board concluded further that the terms of the Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously voted to approve the Agreement for the Fund and to submit the Agreement to the Fund's shareholders for approval.

      If the shareholders of the Fund should fail to approve the Agreement, the Board will meet to consider appropriate action for the Fund, consistent with its fiduciary duties.

Required Vote

      Shareholders of the Fund are being asked to approve the Agreement. Approval of this Proposal by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund.

      The Board unanimously recommends that the shareholders of the Fund vote "FOR" this Proposal.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

      Management of the Fund does not know of any matter to be presented at the Meeting other than that described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Manager and Service Providers

      MMA, located at 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser of the Fund.

      The Trust's transfer agent, administrator and fund accountant is Integrated Fund Services, Inc. Integrated Fund Services, Inc. is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. IFS Fund Distributors, Inc., located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the Trust's distributor. The Northern Trust Company, located in Chicago, Illinois, is custodian of all of the Trust's assets.

Voting Rights

      Shareholders of record on November 21, 2005 (the "record date") are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. As of the record date, the Fund offered two classes of shares to the public. Shareholders of the Fund will vote on the Proposal as a single class regardless of the class of shares they own. Appendix 3 sets forth the number of shares of each class of the Fund issued and outstanding as of the record date.

      Forty percent of the shares of the Fund, represented by proxy or in person and regardless of class, will constitute a quorum for the Fund as to matters presented at the Meeting. In the event that a quorum of shareholders of the Fund is not represented at the Meeting, the Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of a Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange are not permitted to vote regarding the Proposal on behalf of their customers and beneficial owners in light of applicable rules of the New York Stock Exchange.

      Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

      The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Beneficial Owners

      [To the best of the Trust's knowledge, as of the record date, no Trustee of the Trust owned beneficially 1% or more of the outstanding shares of any class of the Fund, and the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of each class of the Fund.]

      [To the best of the Trust's knowledge, as of the record date, no person owned beneficially more than 5% of any class of the Fund, except as set forth in Appendix 6.]

Expenses

      The Fund will pay the expenses in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

Shareholder Mailings

      To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-800-977-2947 or writing to the Fund at MMA Praxis Mutual Funds, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

Shareholder Proposals

      The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

      Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly.

By Order of the Board,

/s/ John L. Liechty
--------------------------------------
John L. Liechty
President, MMA Praxis Mutual Funds

                                                                       Exhibit A

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this __ day of ___________, 2005, between Menno Insurance Service, Inc., d/b/a MMA Capital Management (the "Adviser"), and Davis Selected Advisers, L.P. (the "Sub-Adviser").

      WHEREAS, MMA Praxis Mutual Funds (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, MMA Core Stock Fund (the "Fund") is a separate investment series of the Trust; and

      WHEREAS, the Adviser has been appointed investment adviser to the Fund;
and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

      WHEREAS, the Adviser and the Sub-Adviser are each duly registered with the Securities and Exchange Commission (the "Commission") as investment advisers and their respective registrations are current and in good order; and

      WHEREAS, the Board of Trustees of the Trust (the "Board") and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows;

      1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. Sub-Advisory Services. Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser may, subject to the Adviser's review, determine the securities and investments to be purchased, sold or retained by the Fund, and the Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's currently effective prospectus and statement of additional information, the Trust's Declaration of Trust and By-laws, each as amended from time to time, and resolutions of the Board applicable to the Fund, each as provided to the Sub-Adviser by the Adviser. The Sub-Adviser shall have authority to enter into and execute agreements on behalf of the Fund relating to the acquisition or disposition of investment assets and the execution of portfolio transactions pursuant to the Sub-Adviser's management of the Fund under this Agreement. Such agreements may include foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held in the Fund, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser shall direct) and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser's direction shall rest upon the custodian for the Fund. The parties hereto also agree that the Sub-Adviser shall not receive or vote proxies or other similar solicitations on behalf of the Fund and that such proxies and other similar solicitations shall be voted by the Adviser in accordance with its procedures. The Sub-Adviser warrants that all actions taken in the exercise of the power herein granted to the Sub-Adviser will be taken solely and exclusively for the benefit of the Fund.

      Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

      (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

      (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

      (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to Integrated Fund Services, Inc., the Adviser, the Sub-Adviser or any affiliated person of the Trust, Integrated Fund Services, Inc., the Sub-Adviser or the Adviser, except to the extent permitted by the 1940 Act and the Commission. Any action taken for the purpose of this Agreement by the Adviser and/or the Fund, at the discretion of either or both, with regard to the placement of securities transactions shall be the Adviser's and the Fund's sole liability and responsibility, including the performance of any broker.

            The Sub-Adviser may use one or more of its affiliates, or other parties related to the Sub-Adviser, as brokers for effecting securities transactions for the Fund, and pay, on behalf of the Fund, fair and reasonable brokerage commissions therefor, but only in accordance with procedures adopted by the Fund pursuant to Rule 17e-1;

      (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Board with such periodic and special reports as the Board may request;

      (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholder, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, or as required by applicable law, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil and criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

      (f) will keep the Adviser informed of developments materially affecting the Fund and will, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose;

      (g) will maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions;

      (h) will immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory authority;

      (i) will immediately forward to the Adviser, upon receipt, any correspondence from the Commission or other regulatory authority that relates to the Fund;

      (j) will cause the Fund to comply with the requirements of (i) Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") regarding derivation of income from specified investment activities, and (ii) Section 851(b)(4) of the Code regarding diversification of the Fund's assets;

      (k) will be responsible for maintaining an appropriate compliance program to ensure that the services provided by the Sub-Adviser under this Agreement are performed in a manner consistent with the applicable laws and the terms of this Agreement. The Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Trust shall reasonably request from time to time; and

      (l) will maintain a written Code of Ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising under the Sub-Adviser's Code of Ethics or related procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or related procedures and sanctions imposed in response to material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).

      3. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as it services under this Agreement are not impaired thereby. The Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their clients which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Sub-Adviser or its affiliates may purchase or sell for their own account or for the account of any other client, if in the Sub-Adviser's sole discretion, such action or such recommendation is undesirable or impractical for the Fund. Nothing in this Agreement shall limit or restrict the Sub-Adviser or its affiliates from trading for their own account. The Sub-Adviser and its affiliates or other clients may have or trade in investments which are at the same time being traded for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position which the Sub-Adviser or its affiliates may acquire for their own or the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor any client or class of clients in the allocation of investment opportunities.

      4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities' commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

      6. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly, calculated at the annual rate of 0.45% of the Fund's average daily net assets up to and including $100 million, 0.40% of the Fund's average daily net assets from $100 million up to and including $500 million, and 0.35% of the Fund's average daily net assets over $500 million.

      For purposes of calculating the fee payable to the Sub-Adviser, "average daily net assets" will exclude those corporate notes issued by MMA Community Development Investment, Inc. (the "MMA-CDI Notes") purchased by the Fund at the direction of the Adviser from time to time, and any and all equity index futures purchased by the Fund at the direction of the Adviser in consideration of the MMA-CDI Notes (together, the "Excluded Assets"). The Sub-Adviser does not assume responsibility or liability for managing the Excluded Assets.

      7. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute waiver or limitation of any rights which the undersigned may have under any federal and state securities laws.

      8. Duration and Termination. The effective date of this Agreement shall be January 2, 2006. Unless sooner terminated, this Agreement shall continue until January 1, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Board or by vote of the lesser of (a) 67% of the share of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the management agreement between the Adviser and the Trust (the "Management Agreement").

      9. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

            The Sub-Adviser further represents and warrants that the Sub-Adviser has reviewed the portion of (i) the registration statement filed with the Commission, as amended from time to time for the Fund (the "Registration Statement"), in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge, and except as advised in writing to the Adviser such Registration Statement, including the prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement, including the prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and Fund information of which the Sub-Adviser has knowledge.

            The Sub-Adviser also represents and warrants that for the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser will maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of the Sub-Adviser, at a minimum level of $10 million which provides coverage for acts or alleged acts which occur during the period of this Agreement.

      10. Use of Names.

      (a) The Sub-Adviser acknowledges and agrees that the names MMA Praxis, MMA Capital Management and MMA Praxis Core Stock Fund (whether used by themselves or in combination with other words), and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names MMA Praxis, MMA Capital Management and MMA Praxis Core Stock Fund, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any written communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to MMA Praxis, MMA Capital Management or MMA Praxis Core Stock Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund, as those terms are used in the rules, regulations and guidelines of the Commission and the National Association of Securities Dealers, Inc.

      (b) The Adviser acknowledges and agrees that in any written communication with the public and in any marketing communications of any sort, the Adviser will obtain prior written approval from the Sub-Adviser before referring to the Sub-Adviser or any abbreviations or logos associated with the Sub-Adviser.

      11. Indemnifications.

      (a) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Trust's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of the Trust's, Fund's and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

      (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and to each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

      12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      13. Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

      14. Notices. All notices, instructions, or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by registered U.S. mail, first class postage prepaid, return receipt requested, or by overnight courier, all addressed as follows:

If to the Fund:

Attention:  John Liechty

MMA Capital Management
1110 N. Main Street
Goshen, IN  46526
Fax Number 219-534-4381

If to the Sub-Adviser:

Attention:  Thomas Tays

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
Fax Number 520/434-3770

      15. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

      IN WITNESS WHEREOF, the parties thereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                           MENNO INSURANCE SERVICE, INC.
                                           d/b/a MMA CAPITAL MANAGEMENT

                                           By:
                                              ----------------------------------
                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------


                                           DAVIS SELECTED ADVISERS, L.P.

                                           By:
                                              ----------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                                                      Appendix 1

      Principal Executive Officers and Directors of Davis Investments, LLC

--------------------------------------------------------------------------------
           Name               Position and Principal           Address
                                    Occupation
--------------------------------------------------------------------------------
Shelby M.C. Davis            Advisor and Founder       609 Fifth Avenue, 11th
                                                       Floor
                                                       New York, NY  10017

--------------------------------------------------------------------------------
Christopher C. Davis         Director, Chairman        609 Fifth Avenue, 11th
                                                       Floor
                                                       New York, NY  10017
--------------------------------------------------------------------------------
Andrew A. Davis              Director, President       124 E. Marcy
                                                       Santa Fe, New Mexico
                                                       87501
--------------------------------------------------------------------------------
Kenneth C. Eich              Chief Operating Officer   2949 East Elvira Road
                                                       Tucson, AZ  85706
--------------------------------------------------------------------------------
Russell O. Wiese             Chief Marketing Officer   609 Fifth Avenue, 11th
                                                       Floor
                                                       New York, NY  10017
--------------------------------------------------------------------------------
Gary P. Tyc                  Vice President, Chief     2949 East Elvira Road
                             Financial Officer,        Tucson, AZ  85706
                             Treasurer and Assistant
                             Secretary
--------------------------------------------------------------------------------
Sharra L. Reed               Vice President, Chief     2949 East Elvira Road
                             Compliance Officer        Tucson, AZ  85706

--------------------------------------------------------------------------------
Anthony Frazia               Co-Chief Compliance       609 Fifth Avenue, 11th
                             Officer                   Floor
                                                       New York, NY  10017
--------------------------------------------------------------------------------
Thomas D. Tays               Vice President, Chief     2949 East Elvira Road
                             Legal Officer and         Tucson, AZ  85706
                             Secretary
--------------------------------------------------------------------------------

                                                                      Appendix 2

------------------------------------------------------------------------------------------------------------------------------------
                                                          Annual Management Fee Rate               Approximate Net Assets as of
                                                          --------------------------               ----------------------------
                    Fund                                    (as a % of net assets)                       September 30, 2005
                    ----                                    ----------------------                       ------------------
------------------------------------------------------------------------------------------------------------------------------------
Davis New York Venture Fund                   Assets                                    Rate               $31.4 billion
                                              ------                                    ----
                                              $0 up to $250 million                     0.75%
                                              $250 up to $500 million                   0.65%
                                              $500 million up to $3 billion             0.55%
                                              $3 up to $4 billion                       0.54%
                                              $4 up to $5 billion                       0.53%
                                              $5 up to $6 billion                       0.52%
                                              $6 up to $7 billion                       0.51%
                                              $7 up to $10 billion                      0.50%
                                              $10 up to $18 billion                     0.485%
                                              $18 up to $25 billion                     0.470%
                                              Over $25 billion                          0.455%
------------------------------------------------------------------------------------------------------------------------------------
Davis Variable Account Fund:                  Annual Rate of 0.75% of average daily net assets             $672 million
Davis Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
MassMutual Select Funds: MassMutual Large     Assets                                    Rate               $114 million
Cap Value Fund                                ------                                    ----
                                              $0 up to $100 million                     0.40%
                                              $100 up to $500 million                   0.35%
                                              Over $500 million                         0.30%
------------------------------------------------------------------------------------------------------------------------------------
Masters' Select Funds Trust                   Annual Rate of 0.60% of average daily net assets             $181 milllion
(Litman/Gregory): The Masters' Select
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
MML Series Investment Fund                    Assets                                    Rate               $1.3 billion
 MML Large Cap Value Fund                     ------                                    ----
                                              $0 up to $100 million                     0.40%
                                              $100 up to $500 million                   0.35%
                                              Over $500 million                         0.30%
------------------------------------------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. Davis          Assets                                     Rate              $2.9 billion
Venture Value Series                          ------                                     ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
Selected American Shares                      Assets                                    Rate               $8.9 billion
                                              ------                                    ----
                                              $0 up to $500 million                     0.65%
                                              $500 million up to $1 billion             0.60%
                                              $1 up to $3 billion                       0.55%
                                              $3 up to $4 billion                       0.54%
                                              $4 up to $5 billion                       0.53%
                                              $5 up to $6 billion                       0.52%
                                              $6 up to $7 billion                       0.51%
                                              $7 billion to $10 billion                 0.50%
                                              Over $10 billion                          0.485%
------------------------------------------------------------------------------------------------------------------------------------
Prudential Series Fund, Inc.                  Assets                                    Rate               $302 million
 SP Davis Value Portfolio                     ------                                    ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
SunAmerica Series Trust: Davis Venture        Assets                                    Rate               $2,4 billion
Value Portfolio                               ------                                    ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
Sun Capital Advisers Trust                    Assets                                    Rate               $53 million
SC Davis Venture Value Fund                   ------                                    ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
Manufacturers Investment Trust                Assets                                    Rate               $1.2 billion
Fundamental Value Trust                       ------                                    ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Annual Management Fee Rate               Approximate Net Assets as of
                                                          --------------------------               ----------------------------
                    Fund                                    (as a % of net assets)                       September 30, 2005
                    ----                                    ----------------------                       ------------------
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II                    Assets                                     Rate              $372 million
SVS Davis Venture Value Portfolio             ------                                     ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
USALLIANZ Variable Insurance Products Trust   Assets                                     Rate              $287 million
USAZ Davis NY Venture Fund                    ------                                     ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              $500 up to $1 billion                     0.35%
                                              Over $1 billion                           0.30%
------------------------------------------------------------------------------------------------------------------------------------
AXP Partners Series, Inc.                     Assets                                     Rate              $1.1 billion
AXP Partners Fundamental Value Fund           ------                                     ----
                                              $0 up to $100 million                     0.40%
                                              $100 up to $500 million                   0.35%
                                              Over $500 million                         0.30%
------------------------------------------------------------------------------------------------------------------------------------
AssetMark Funds                               Assets                                     Rate              $312 million
Assetmark Large Cap Value Fund                ------                                     ----
                                              $0 up to $100 million                     0.45%
                                              $100 up to $500 million                   0.40%
                                              Over $500 million                         0.35%
------------------------------------------------------------------------------------------------------------------------------------

*There have been no expense waivers or reductions by Davis Advisers.

                                                                      Appendix 3

                   Fund Shares Outstanding on the Record Date

--------------------------------------------------------------------------------
           Fund                  Class        Shares Outstanding on Record Date
           ----                  -----        ---------------------------------
--------------------------------------------------------------------------------
MMA Praxis Core Stock Fund      Class A                 14,474,184.909
--------------------------------------------------------------------------------
MMA Praxis Core Stock Fund      Class B                  7,587,622.834
--------------------------------------------------------------------------------

                                                                      Appendix 4

            5% Beneficial Owners of Fund Shares as of the Record Date

------------------------------------------------------------------------------------------------------------------------------------
     Title of Class of Shares        Name and Address of Beneficial        Amount and Nature of           Percentage of Class Owned
                                                 Owner*                    Beneficial Ownership
------------------------------------------------------------------------------------------------------------------------------------
   MMA Praxis Core Stock Fund -         The Mennonite Foundation              3,507,626.726                       24.23%
             Class A                          P.O. Box 483
                                            Goshen, IN 46527
------------------------------------------------------------------------------------------------------------------------------------
   MMA Praxis Core Stock Fund -        Mennonite Retirement Trust             5,803,241.059                       40.10%
             Class A                          P.O. Box 483
                                            Goshen, IN 46527
------------------------------------------------------------------------------------------------------------------------------------
   MMA Praxis Core Stock Fund -                MMATCO LLP                       987,509.005                        6.82%
             Class A                        1110 N. Main St.
                                            Goshen, IN 46528
------------------------------------------------------------------------------------------------------------------------------------

* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

FORM OF PROXY CARD

            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.
     If no specification is made, the shares will be voted "FOR" all items, as applicable.

MMA PRAXIS CORE STOCK FUND           THIS PROXY IS SOLICITED BY THE
(THE "FUND")                         BOARD OF TRUSTEES
A SERIES OF MMA PRAXIS               SPECIAL MEETING OF SHAREHOLDERS
MUTUAL FUNDS (THE "TRUST")           December 22, 2005 - 10:00 a.m. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Jay S. Fitton and Steven T. McCabe and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on November 21, 2005, at the Special Meeting of Shareholders of MMA Praxis Core Stock Fund, or any adjournment(s) thereof, to be held at 10:00a.m. Eastern Time on December 22, 2005 at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November 29, 2005.

                                        PLEASE VOTE, SIGN, DATE AND RETURN THIS
                                         PROXY IMMEDIATELY IN THE POSTAGE-PAID
                                                  ENVELOPE PROVIDED.

                                        Dated: _________________________________

                                        ________________________________________

                                        ________________________________________
                                        (Signature)            (Sign in the Box)

                                        Please sign exactly as your name or
                                        names appear at left. When shares are
                                        held by joint tenants, both should sign.
                                        If signing as attorney, executor,
                                        trustee or in any other representative
                                        capacity, or as a corporate officer,
                                        please give full title. Please date the
                                        proxy.

Please fill in boxes as shown using black or blue ink or number 2 pencil.    |X|
PLEASE DO NOT USE FINE POINT PENS.


Approval of a sub-advisory              FOR        AGAINST         ABSTAIN
agreement between Menno Insurance       |_|          |_|             |_|
Service, Inc. d/b/a MMA Capital
Management, the Fund's investment
adviser, and Davis Selected
Advisers, L.P.

If any other matters properly come before the Special Meeting, the Proxies will vote in their discretion on such matters as they deem in the best interests of the Fund.

                        (PLEASE SIGN AND DATE ON REVERSE)